Exhibit 10.2

AMENDMENT NO. 1

TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of December 5, 2007, by and among ABRAXAS ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Partnership”), and the Purchasers listed on the signature pages attached hereto (individually, a “Purchaser” and collectively “Purchasers”).

RECITALS

WHEREAS, on May 25, 2007, the Partnership and the Purchasers entered into that certain Registration Rights Agreement dated as of May 25, 2007 (the “Original Agreement”), pursuant to which the Partnership agreed to provide certain registration and other rights set forth in the Original Agreement for the benefit of the Purchasers; and

WHEREAS, the Partnership and the Purchasers have agreed to amend the Original Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

Section 1.          Capitalized Terms. Capitalized terms used in this Amendment shall have the meaning set forth in the Original Agreement except as otherwise defined in this Amendment.

Section 2.           Amendment. Pursuant to Section 3.13 of the Original Agreement, Section 2.01(a)(i) of the Original Agreement is hereby amended to read, in its entirety, as follows:

“Section 2.01	Shelf Registration.
(a)	Shelf Registration and IPO Registration.

(i)           As soon as practicable, the Partnership shall use its commercially reasonable efforts to prepare and file with the Commission (i) a registration statement under the Securities Act for an IPO (the “IPO Registration Statement”) and (ii) a registration statement under the Securities Act to permit the public resale by the Holders of the Registrable Securities from time to time as permitted by Rule 415 (or any similar provision then in force) of the Securities Act (the “Shelf Registration Statement”). The Partnership shall use its commercially reasonable efforts to cause the IPO Registration Statement and the Shelf Registration Statement to become effective on or before September 30, 2008 (the

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“Required Effective Date”). The IPO Registration Statement and the Shelf Registration Statement filed pursuant to this Section 2.01(a)(i) shall be on such appropriate registration form of the Commission as shall be selected by the Partnership.”

Section 3.         Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. In the event that this Amendment is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format date file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 4.         Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 5.          Governing Law. The laws of the State of New York shall govern this Agreement without regard to principles of conflict of laws.

Section 6.          Original Agreement. Except as expressly amended by this Amendment, the Original Agreement shall remain in full force and effect and all of the terms of the Original Agreement are hereby incorporated into this Amendment.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ABRAXAS ENERGY PARTNERS, L.P.

By:	/s/ Barbara M. Stuckey

Name: Barbara M. Stuckey

Title: President and Chief Operating Officer

[Signature Page to Amendment No. 1]

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                PURCHASERS:

[PURCHASER SIGNATURE PAGES FOLLOW]

[Signature Page to Amendment No. 1]

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